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                                                                EXHIBIT 10.36A

                           ASSIGNMENT OF MANAGEMENT AGREEMENT


     THIS ASSIGNMENT OF MANAGEMENT AGREEMENT (this "Assignment") is made effective as of July 12, 1996, by and among (i) PREFERRED RETIREMENT COMMUNITIES, INC. ("Assignor"), a Florida corporation, and (ii) NHP FLORIDA MANAGEMENT CO., INC. ("Assignee"), a Florida corporation and (iii) HAMILTON HOUSE ASSOCIATES LIMITED PARTNERSHIP ("HHA LP"), a Florida limited partnership.

                                 W I T N E S S E T H:

     WHEREAS, the parties hereto are parties to a Purchase Agreement (the "Purchase Agreement"), dated June 28, 1996, which, INTER ALIA, provides for the sale, assignment, transfer and conveyance from Assignor to Assignee of that certain Management Agreement (the "Agreement") between Assignor and Casa Del Mar Associates Limited Partnership, a Florida limited partnership, on the terms and conditions set forth in the Agreement and the exhibits and schedules thereto; and

     WHEREAS, the parties hereto wish to effect such sale, assignment, transfer and conveyance of the Agreement by this instrument.

     NOW, THEREFORE, in consideration of the foregoing, of the mutual promises set forth herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

     1. ASSIGNMENT. Assignor hereby absolutely, unconditionally and irrevocably sells, assigns, transfers and conveys to Assignee, its successors and assigns, all of its right, title and interest in, under and to the Agreement.

     2. ACCEPTANCE. Assignee hereby undertakes, assumes and agrees to perform, pay or discharge in accordance with its terms and to hold the Assignor harmless for, from and against all of the duties, obligations, liabilities and commitments of Assignor under the Agreement.

     3.      CONSENT.  HHA LP hereby consents to the foregoing assignment.

     4. UNDERTAKINGS OF ASSIGNEE. Assignee agrees that (i) Alexandra Jackiw, the Regional Vice President of NHP Management Company, shall be required to visit each of the Properties at least once a month for the first three months following the closing date of the Assumption and devote such other time as deemed necessary to the oversight of the Properties, (ii) M.T. Meany, the District Manager of NHP Management Company, shall be required to devote twenty-five percent (25%) of his time to the oversight of the Properties in the first six months after closing, and (iii) the current executive directors of the existing management company will be replaced by individuals with at least three years successful experience in the management of retirement housing facilities.

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     5.      FURTHER ASSURANCES.  Assignor will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, deeds, transfers, assignments, conveyances, powers of attorney and assurances necessary to effectuate fully the transfer and assignment of the Agreements as contemplated hereby.

     6. BINDING EFFECT. This Assignment shall be binding upon, and shall inure to the benefit of, Assignor and Assignee and their respective successors and assigns.

     7. INDEMNIFICATION UNDER PURCHASE AGREEMENT. Nothing in this Assignment shall affect the obligations of the parties hereto with respect to indemnification under the Purchase Agreement.

     8. GOVERNING LAW. The construction and performance of this Assignment shall be governed by the laws of the Commonwealth of Virginia, without regard to the choice of law provisions thereof.

     9. COUNTERPARTS. This Assignment may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed effective as of the day and year set forth above.

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WITNESS:                             ASSIGNOR:

                                     PREFERRED RETIREMENT COMMUNITIES,
                                     a Florida corporation

                                     By:
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                                           Terry Peay, President
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
                                    ASSIGNEE:

                                    NHP FLORIDA MANAGEMENT CO., INC.,
                                    a Florida corporation


                                     By:
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                                           Linda Davenport,
                                           Executive Vice President
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
                                    HHA LP:

                                    HAMILTON HOUSE ASSOCIATES LIMITED
                                    PARTNERSHIP, a Florida limited partnership

                                    By:  HAMILTON HOUSE INC., a Florida
                                         corporation, General Partner


                                     By:
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                                           Terry Peay, President
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                    (Signatures continued from previous page)

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